Exhibit 10.02

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 3(b) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT)

  US $50,000.00

WORTHINGTON ENERGY, INC.
6% CONVERTIBLE REDEEMABLE SECURED NOTE
DUE SEPTEMBER 5, 2013

FOR VALUE RECEIVED the Company promises to pay to the order of GEL Properties, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of Fifty Thousand dollars exactly (U.S. $50,000.00) on September 5, 2013 ("Maturity Date") and to pay interest on the principal amount outstanding hereunder at the rate of 6% per annum commencing on September 5, 2012 (the “Funding Date”).  The Company acknowledges that it has received $38,000 in cash proceeds as well as directing the payment of $2,500 in cash proceeds to counsel for the Holder for the documentation and negotiation of this transaction along with $4,500 previously owed to such counsel for legal fees, as well as $5,000 owed to third party consultants (all fees to be held in New Venture Attorneys Trust account pending disbursement), for a total of $50,000 paid by Holder to the Company. The interest will be paid to the Holder in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note.  The principal of, and interest on, this Note are payable at 16192 Coastal Highway, Lewes, DE, 19958, initially, and if changed, last appearing on the records of the Company as designated in writing by the Holder hereof from time to time.  The Company will pay each interest payment and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note by check or wire transfer addressed to such Holder at the last address appearing on the records of the Company.  The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer.  Interest shall be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1.           This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2.           The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3.           This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws.  Any attempted transfer to a non-qualifying party shall be treated by the Company as void.  Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.  Any Holder of this Note electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Note, also is required to give the Company written confirmation that this Note is being converted ("Notice of Conversion") in the form annexed hereto as Exhibit A. The date of receipt (including receipt by telecopy) of such Notice of Conversion shall be the Conversion Date.

4.           (a)           The Holder of this Note is entitled, at its option, at any time after the requisite rule 144 holding period, and after full cash payment for the shares convertible hereunder, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Common Stock") without restrictive legend of any nature, at a conversion price ("Conversion Price") for each share of Common Stock equal to 70% of the lowest closing bid price of the Common Stock as reported on the National Quotations Bureau Pink Sheets on which the Company’s shares are traded or any exchange upon which the Common Stock may be traded in the future ("Exchange") with a floor of $0.0001 per share, for any of the five trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered by fax or other electronic method of communication to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to included the same day closing price). If the shares have not been delivered within 3 business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within 3 business days of receipt by the Company of the Notice of Conversion.  Once the Holder has received such shares of Common Stock, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder's intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank.  Accrued but unpaid interest shall be subject to conversion.  No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

(b)           Interest on any unpaid principal balance of this Note shall be paid at the rate of 6% per annum.  Interest shall be paid by the Company in Common Stock ("Interest Shares").  The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided in Section 4(a) above.  The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid pricipal balance of this Note to the date of such notice.

(c)           At any time the Company shall have the option to redeem this Note and pay to the Holder 150% of the unpaid principal amount of this Note, in full. The Company shall give the Holder 5 days written notice and the Holder during such 5 days shall have the option to convert this Note or any part thereof into shares of Common Stock at the Conversion Price set forth in paragraph 4(a) of this Note.

(d)           Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization or other change or exchange of outstanding shares of the Common Stock, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

(e)           In case of any Sale Event in connection with which this Note is not redeemed or converted, the Company shall cause effective provision to be made so that the Holder of this Note shall have the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of shares of Common Stock that could have been purchased upon exercise of the Note and at the same Conversion Price, as defined in this Note, immediately prior to such Sale Event. The foregoing provisions shall similarly apply to successive Sale Events. If the consideration received by the holders of Common Stock is other than cash, the value shall be as determined by the Board of Directors of the Company or successor person or entity acting in good faith.

5.           No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the form, herein prescribed.

6.           The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7.           The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, which may be incurred by the Holder in collecting any amount due under this Note.

8.           If one or more of the following described "Events of Default" shall occur:

(a)          The Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company; or

(b)          Any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note shall be false or misleading in any respect; or

(c)          The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note; or

(d)          The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for  bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e)          A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(f)           Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g)          One or more money judgments, writs or warrants of attachment, or similar process, in excess of ten thousand dollars ($10,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)         Bankruptcy, reorganization, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted voluntarily by or involuntarily against the Company; or

(i)           The Company shall have its Common Stock delisted from an exchange (including the OTCBB exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 5 consecutive days;

(j)           If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board; or

(j)           The Company shall not deliver to the Holder the Common Stock pursuant to paragraph 4 herein without restrictive legend within 3 business days of its receipt of a Notice of Conversion; or

(k)          The Company shall cease to be “current” in its filings with the Securities and Exchange Commission; or

(l)           The Company shall fail to replenish the transfer agent reserve set forth in Section 12; or

(m)         The Company’s Common Stock has a closing price of less than $0.005 per share for at least 3 consecutive trading days; or

(n)          The dollar trading volume of the Company’s Common Stock is less than twenty five thousand dollars ($25,000.00) in any 5 trading days.

Then, or at any time thereafter, unless cured (except for 8(l) 8(m) and 8(n)) which are incurable defaults), and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.  Upon an Event of Default, interest shall be accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law.  Further, if the Note becomes due and payable, the Holder may use the outstanding principal and interest due under the Note to offset any payment obligations it may have to the Company. In the event of a breach of 8(j) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company.  This penalty shall increase to $500 per day beginning on the 10th day.

Specifically with respect to an Event of Default occurring as a result of a breach of item 8(k), the Holder has the right (but not the obligation) to advance fees to the Company’s auditors and attorneys necessary to allow the Company to become “current” in its filings with the Securities and Exchange Commission.  Such advances shall be advanced against other amounts due by the Company (e.g. other $75k notes etc), except that the discount shall be doubled.

If the Holder shall commence an action or proceeding to enforce any provisions of this Note, including without limitation engaging an attorney, then the Holder shall be reimbursed by the Company for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

 9.           In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10.          Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

11.         The Company represents that it is not a “shell” issuer and has never been a “shell” issuer or that if it previously has been a “shell” issuer that at least 12 months have passed since the Company has reported form 10 type information indicating it is no longer a “shell issuer.  Further. The Company will instruct its counsel to either (i) write a 144- 3(a)(9) opinion to allow for salability of the conversion shares or (ii) accept such opinion from Holder’s counsel.

12.         As a condition of funding the Note, the Company will issue irrevocable transfer agent instructions reserving 20,000,000 (pre reverse) shares of Common Stock for conversion under this Note.  The reserve shall be replenished as needed to allow for conversions of this Note.  Upon full conversion of this Note, the reserve representing this Note shall be cancelled.  From this reserve, the Holder may send a Conversion Notice to the Company, and the Company will duly pass to its transfer agent, a conversion for a tranche of shares to be converted (Tranche Conversion”) This/these Tranche Conversion(s) may be actually transferred by the transfer agent to the Holder, or via DWAC to the Holder’s designated Broker-Dealer(s) to be held in street name FBO the Holder, yet unconverted on the books and records of the Company in a Creditor in Possession Escrow. (“CPE”)  When the CPE is active, by having shares therein, the Holder must submit daily transaction journals, on days that there were a sale, in the Company’s securities (“Runs”) to the Company to calculate the price of conversion (“Basis”) of any conversion and the amount and date thereunder.

13.         This Note shall be governed by and construed in accordance with the laws of New York applicable to contracts made and wholly to be performed within the State of New York and shall be binding upon the successors and assigns of each party hereto.  The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of New York.  This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

14.         Unless it shall have first delivered to the Holder, at least seventy two (72) hours prior to the closing of such Future Offering (as defined herein), written notice describing a proposed future offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, (a “Future Offering”) and providing the Holder an option during the seventy two (72) hour period following delivery of such notice to purchase the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the “Right of First Refusal”) (and subject to the exceptions described below), the Company will not conduct any equity financing (including debt with an equity component) (“Future Offerings”) during the period beginning on the Funding Date and ending twelve (12) months following the Closing Date. In the event the terms and conditions of a proposed Future Offering are amended in any respect after delivery of the notice to the Holder concerning the proposed Future Offering, the Company shall deliver a new notice to the Holder describing the amended terms and conditions of the proposed Future Offering and the Holder thereafter shall have an option during the seventy two (72) hour period following delivery of such new notice to purchase its pro rata share of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Offering. The Right of First Refusal shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act) or (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. The Right of First Refusal also shall not apply to the issuance of securities upon exercise or conversion of the Company’s options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of the Company.

15.  The terms of the cash payments to the Company by the Holder for the issuance of this Note, and the guarantee and collateralization of those payment obligations is set forth in a $50,000 Secured Promissory Note issued to the Company by the Holder on even date herewith.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: ____________________________

WORTHINGTON ENERGY, INC.

By: __________________________________

Title: _________________________________

EXHIBIT A

NOTICE OF CONVERSION

 (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ Shares of Common Stock of Worthington Energy, Inc.  (“Shares”) according to the conditions set forth in such Note, as of the date written below.

If Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ___________________________________________________________________________________________________________
Applicable Conversion Price: ____________________________________________________________________________________________________
Signature: ___________________________________________________________________________________________________________________
[Print Name of Holder and Title of Signer]

Address: ____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________

SSN or EIN: ____________________________________________________________________________
Shares are to be registered in the following name: ______________________________________________________________________________________

Name: _____________________________________________________________________________________________________________________
Address: ___________________________________________________________________________________________________________________
Tel: _________________________________________________
Fax: ________________________________________________
SSN or EIN: ___________________________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________________________________________
Address: ______________________________________________________________________________